Exhibit 10.8.2

SECOND AMENDMENT

TO THE NCR OFFICER PLAN

AMENDMENT TO THE NCR OFFICER PLAN (the “Plan”) as restated and in effect January 1, 1997 by NCR Corporation (“NCR”).

WHEREAS, the Plan was amended and restated effective January 1, 1997, and amended by a First Amendment that closed the Plan to new Participants effective September 1, 2004; and

WHEREAS, NCR desires to amend the Plan to conform the eligibility requirements To the Company’s new job evaluation system that designates positions grades instead of bands effective January 1, 2006;

NOW, THEREFORE, NCR does hereby amend the Plan, effective January 1, 2006, as follows:

1. Section 2.3 Termination of Participation is hereby amended in its entirety to read as follows:

“2.3 Termination of Participation. Accrual of benefits under the Plan ceases on the earlier of the date on which the Participant terminates employment with the Company or dies.”

IN WITNESS WHEREOF, NCR has caused this amendment to the Plan to be executed this 27th day of February, 2006.

FOR NCR CORPORATION

By:	/s/ Christine Wallace
Christine Wallace
Senior Vice President, Human Resources